UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2006
SOLEXA, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-22570 (Commission File No.)	94-3161073 (IRS Employer Identification No.)
25861 Industrial Blvd.
Hayward, California 94545
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 670-9300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBITS
EXHIBIT 10.52
EXHIBIT 10.53
EXHIBIT 99.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On July 19, 2006, Solexa, Inc. (“Solexa”) announced that Brock M. Siegel, Ph.D., age 58, had joined as its Chief Operating Officer with responsibility for all manufacturing operations, including supply chain management and product distribution services. For the past fifteen years, Dr. Siegel has served in various senior management positions at Applied Biosystems, Inc. (“ABI”), most recently as its Vice President, Quality and Process Excellence. ABI markets instrument-based systems and consumables for the life science industry.
Solexa entered into a letter agreement (the “Letter Agreement”) with Dr. Siegel dated as of June 12, 2006. Under the terms of the Letter Agreement, Dr. Siegel will receive an initial base salary of $275,000 per year, an annual bonus with a target of up to 35% of base salary pursuant to the terms of Solexa’s 2005-2006 Bonus Plan, and a grant of 156,000 shares of restricted common stock of Solexa pursuant to the terms of Solexa’s 2005 Equity Incentive Plan. Dr. Siegel will also be eligible to receive a bonus under any subsequently adopted bonus plan of Solexa applicable to his position with Solexa at the time of determination and in accordance with the terms thereof. The restricted stock granted to Dr. Siegel will vest over a four-year period, with 25% becoming vested on the completion of the first year of continuous service with Solexa, and 1/12 of the remaining shares vesting upon the completion of each quarter-year of continuous service with Solexa thereafter, until fully vested. A copy of the Letter Agreement is attached hereto as Exhibit 10.52 and is incorporated herein by reference. A copy of the press release announcing the appointment of Dr. Siegel is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Solexa also entered into an indemnity agreement (the “Indemnity Agreement”) with Dr. Siegel dated as of July 17, 2006. The Indemnity Agreement provides, among other things, that Solexa will indemnify Dr. Siegel, under the circumstances and to the extent provided for therein, for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his position at Solexa, and otherwise to the fullest extent permitted under Delaware law and Solexa’s Bylaws.
The Indemnity Agreement is attached as Exhibit 10.53 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:
10.52	Letter Agreement, dated as of June 12, 2006, by and between Solexa, Inc. and Brock Siegel.

10.53	Indemnity Agreement, dated as of July 17, 2006, by and between Solexa, Inc. and Brock Siegel.

99.1	Press Release, dated July 19, 2006, entitled “Solexa Names Brock Siegel Chief Operating Officer.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOLEXA, INC.
Dated: July 19, 2006	By:	/s/ Linda Rubinstein
		Name:	Linda Rubinstein
		Title:	Vice President and Chief Financial Officer

EXHIBITS
10.52	Letter Agreement, dated as of June 12, 2006, by and between Solexa, Inc. and Brock Siegel.

10.53	Indemnity Agreement, dated as of July 17, 2006, by and between Solexa, Inc. and Brock Siegel.

99.1	Press Release, dated July 19, 2006, entitled “Solexa Names Brock Siegel Chief Operating Officer.”